UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 13, 2006

SBA Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-30110	65-0716501
(Commission File Number)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W. Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 995-7670

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SBA Communications Corporation (the “Company”) hereby files the audited financial statements of AAT Communications Corp. (“AAT”) for the years ended December 31, 2005, 2004 and 2003. As previously reported, the Company entered into a stock purchase agreement on March 17, 2006 with AAT Acquisition LLC, an indirect wholly owned subsidiary of the Company (“Buyer”), AAT Holdings, LLC II and AAT pursuant to which Buyer will purchase all of the issued and outstanding shares of common stock of AAT. The transaction is expected to close in the second quarter of 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Audited Financial Statements of AAT Communications Corp. for the years ended December 31, 2005, 2004 and 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2006	SBA COMMUNICATIONS CORPORATION

/s/ Anthony J. Macaione
Anthony J. Macaione
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Audited Financial Statements of AAT Communications Corp. for the years ended December 31, 2005, 2004 and 2003.